Exhibit 99.1

NEWS BULLETIN
FROM:	RE: ECC Capital Corporation
1733 Alton Parkway
Irvine, CA 92606
NYSE: ECR

For Further Information:

AT THE COMPANY:

Roque A. Santi

President

(949) 955-8730

rsanti@ecccapital.com

FOR IMMEDIATE RELEASE

March 6, 2007

NYSE NOTIFIES ECC CAPITAL OF NONCOMPLIANCE WITH CONTINUED LISTING STANDARD

IRVINE, Calif., Mar. 6 /PRNewswire-FirstCall/ — ECC Capital Corporation (NYSE: ECR) today announced that on March 1, 2007 it was notified by the New York Stock Exchange that it has fallen below the NYSE’s continued listing standard relating to minimum share price. One of the NYSE’s standards requires that a listed company’s common stock trade at a minimum average closing share price of $1.00 during a consecutive 30-day trading period.

Under NYSE guidelines, ECC Capital must submit a plan to the NYSE within 10 business days of the notification detailing how it will regain compliance with the continued listing standards, and return to compliance within six months following receipt of the notification. ECC Capital intends to continue to communicate with the NYSE regarding compliance with the NYSE continued listing standards. There can be no assurances that ECC Capital will present a plan that will allow ECC Capital to satisfy the NYSE’s continued listing standards.

About ECC Capital Corporation:

ECC Capital Corporation, headquartered in Irvine, Calif., is a mortgage real estate investment trust (REIT) that invests in residential mortgage loans. ECC Capital is currently structured to qualify as a REIT by managing a portfolio of nonconforming loans it originates or acquires. As a REIT, ECC Capital is required to distribute dividends to its stockholders from net income generated from the spread between the interest income on its assets in its portfolio and the costs of capital to finance its acquisition of these assets.

Safe Harbor Regarding Forward-Looking Statements:

Certain statements contained in this press release, including those regarding potential actions to cure non-compliance with NYSE listing standards, may be deemed forward-looking statements under federal securities laws and ECC Capital intends that those forward- looking statements be subject to the safe-harbor created thereby. These forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties, which could affect ECC Capital’s future plans. ECC Capital cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements. These factors include, but are not limited to: (i) the condition of the U.S. economy and financial system, (ii) interest rates and the subsequent effect on the business, (iii) ECC Capital’s ability to obtain quality loan servicing and default management services, (iv) the stability of residential property values, (v) the potential effect of new state or federal laws or regulations, (vi) ECC Capital’s ability to implement successfully its business plan, (vii) continued availability of credit facilities and access to the securitization markets or other sources of capital, (viii) ECC Capital’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed on REITs by federal tax rules, (ix) ECC Capital’s ability to retain qualified personnel, (x) the risks associated with the use of leverage and (xi) other factors and risks discussed in ECC Capital’s Annual Report on Form 10-K/A for the year ended December 31, 2005, which was filed with the Securities and Exchange Commission on October 27, 2006. You should also be aware that, except as otherwise specified, all information in this news release is as of March 6, 2007. ECC Capital undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in ECC Capital’s expectations.

For Further Information:

AT THE COMPANY:

Roque A. Santi

President

(949) 955-8730

rsanti@ecccapital.com

SOURCE ECC Capital Corporation

03/06/2007

CONTACT: Roque A. Santi, President, +1-949-955-8730,

rsanti@ecccapital.com

(ECR)

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